SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 21, 2011
Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-127953
(Commission File Number)

59-3509694
(I.R.S. Employer Identification No.)

9192 Red Branch Rd.
Suite 110
Columbia, Maryland 20866
(Address of principal executive offices)

(800) 213-0689
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant’s Business and Operations

None

SECTION 2. Financial Information

None

SECTION 3. Securities and Trading Markets

None

SECTION 4. Matters Related to Accountants and Financial Statements

None

SECTION 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2011, the Board of Directors of New Energy Technologies, Inc. (the “Company”) appointed John Conklin, the Company’s President and Chief Executive Officer (“Mr. Conklin”), as a director of the Company. Mr. Conklin will serve until the 2011 Annual Meeting of Shareholders, at which time he may be re-elected to his position by vote of the Company’s shareholders.

On March 21, 2011, the Company’s Board of Directors appointed Peter Fusaro (“Mr. Fusaro”) as a director of the Company. Mr. Fusaro will serve until the 2011 Annual Meeting of Shareholders, at which time he may be re-elected to his position by vote of the Company’s shareholders.

There is no arrangement or understanding between Mr. Fusaro and any other person pursuant to which Mr. Fusaro was selected to serve as a director of the Company, nor does Mr. Fusaro have a family relationship with any director, executive officer or person nominated as such of the Company.

Since the beginning of the Company’s last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Fusaro, or members of his immediate family, had or will have a direct or indirect material interest

In connection with his appointment to the Company’s Board of Directors, the Company granted Mr. Fusaro non-qualified stock options to purchase up to 16,667 shares of the Company’s common stock at a price of $3.27 per share pursuant to the terms of a stock option agreement entered into between Mr. Fusaro and the Company, attached hereto as Exhibit 10.1. The options vest as follows:

(a)           As to 6,667 shares, at any time from March 21, 2011 through March 20, 2021;
(b)           As to 5,000 shares, at any time from March 21, 2012 through March 20, 2021; and
(c)           As to 5,000 shares, at any time from March 21, 2013 through March 20, 2021.

On March 21, 2011, the Company’s Board of Directors appointed Todd Pitcher (“Mr. Pitcher”) as a director of the Company. Mr. Pitcher will serve until the 2011 Annual Meeting of Shareholders, at which time he may be re-elected to his position by vote of the Company’s shareholders.

There is no arrangement or understanding between Mr. Pitcher and any other person pursuant to which Mr. Pitcher was selected to serve as a director of the Company, nor does Mr. Pitcher have a family relationship with any director, executive officer or person nominated as such of the Company.

Since the beginning of the Company’s last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Pitcher, or members of his immediate family, had or will have a direct or indirect material interest

In connection with his appointment to the Company’s Board of Directors, the Company granted Mr. Pitcher non-qualified stock options to purchase up to 16,667 shares of the Company’s common stock at a price of $3.27 per share pursuant to the terms of a stock option agreement entered into between Mr. Pitcher and the Company, attached hereto as Exhibit 10.2. The options vest as follows:

(a)           As to 6,667 shares, at any time from March 21, 2011 through March 20, 2021;
(b)           As to 5,000 shares, at any time from March 21, 2012 through March 20, 2021; and
(c)           As to 5,000 shares, at any time from March 21, 2013 through March 20, 2021.

SECTION 6. [Reserved]

N/A.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

On March 25, 2011, the Company issued a press release announcing the appointments of Mr. Peter Fusaro, an expert and author, and Mr. Todd Pitcher, a clean tech executive, to the Company’s Board of Directors. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” “scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8. Other Events

None

SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1	Stock Option Agreement dated March 23, 2011 between New Energy TechnologiesInc. and Peter Fusaro.

10.2	Stock Option Agreement dated March 23, 2011 between New Energy TechnologiesInc. and Todd Pitcher.

99.1	Press release dated March 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 25, 2011.

New Energy Technologies, Inc.

By: /s/ J Conklin
Chief Executive Officer, President and Chief Financial Officer